SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to ' 240.14a-11(c)  or ' 240.14a-12

                       SAFEGUARD HEALTH ENTERPRISES, INC.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)     Title  of  each class of securities to which transaction applies:

        2)     Aggregate  number  of  securities  to  which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)     Proposed  maximum  aggregate  value  of  transaction:

        5)     Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount  previously  paid:

        2)     Form,  Schedule  or  Registration  Statement  No.:

        3)     Filing  Party:

        4)     Date  Filed:

PROXY


                       SAFEGUARD HEALTH ENTERPRISES, INC.


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE
      ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 23, 2001


The undersigned hereby nominates, constitutes and appoints James E. Buncher and/or Ronald I. Brendzel, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to represent and vote all shares of capital stock of SAFEGUARD HEALTH ENTERPRISES, INC. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company at 95 Enterprise, Aliso Viejo, California, 92656-2605, on May 23, 2001, at 4:00 p.m. Pacific Daylight Time, and at any and all adjournments thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FOLLOWING THE
PROCEDURES  STATED  IN  THE  PROXY  STATEMENT  FOR  THE  ANNUAL  MEETING.

1. The election of the following nominees to the Board of Directors: Jack R. Anderson, Steven J. Baileys, Ronald I. Brendzel, Stephen J. Blewitt, James
     E.  Buncher,  Leslie  B.  Daniels,  and  Dennis  L.  Gates.

              [_]  FOR                   [_]  WITHHOLD AUTHORITY TO VOTE FOR ALL
      (EXCEPT AS INDICATED TO                 NOMINEES  LISTED
        THE CONTRARY BELOW)

     Instruction: to withhold authority to vote for any individual nominee, mark the FOR box and strike a line through the nominee's name below:

NOMINEES TO BE ELECTED BY   NOMINEES TO BE ELECTED BY   NOMINEE TO BE ELECTED BY
COMMON STOCK                SERIES A PREFERRED STOCK       SERIES B, C, & D
------------------------    -------------------------      PREFERRED  STOCK
                                                           ----------------
Steven J. Baileys, DDS           James E. Buncher         Stephen J. Blewitt
Ronald I. Brendzel, JD         Dennis L. Gates, CPA
                                 Jack R. Anderson
                                Leslie B. Daniels


2. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting and any and all adjournments thereof.

IMPORTANT-PLEASE  COMPLETE,  SIGN,  DATE  AND  RETURN  PROMPTLY.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE SEVEN (7) NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL
1. IF THE EXECUTED PROXY DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1, THIS PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE ELECTION OF ALL SUCH NOMINEES AND WILL BE SO VOTED. THE PROXIES NAMED HEREIN ARE EACH AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

                                             Date  ______________,  2001

                                              __________________________________

                                              __________________________________
                                                      (Signature of stockholder)

                                             Please sign your name exactly as it
                                             appears  hereon.  Executors,
                                             administrators, guardians, officers
                                             of  corporations and others signing
                                             in  a  fiduciary  capacity  should
                                             state  their  full  titles as such.
                                             When joint tenants own shares, both
                                             should  sign.  If  a  corporation,
                                             please  sign in full corporate name
                                             by  an  authorized  officer.  If  a
                                             partnership,  please  sign  in full
                                             partnership  name  by an authorized
                                             partner  or  other  person.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                       SAFEGUARD HEALTH ENTERPRISES, INC.
                                  95 ENTERPRISE
                       ALISO VIEJO, CALIFORNIA 92656-2605

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 23, 2001

TO  THE  STOCKHOLDERS  OF  SAFEGUARD  HEALTH  ENTERPRISES,  INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of SafeGuard Health Enterprises, Inc. (the "Company") will be held at its executive offices located at 95 Enterprise, Aliso Viejo, California 92656-2605 on Wednesday, May 23, 2001, at 4:00 p.m., Pacific Daylight Time, for the following purposes:

     1.   To  elect  seven  (7)  directors  to  serve  for  the  ensuing  year;

     2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

The close of business on April 10, 2001, has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from May 7, 2001, to the date of the Annual Meeting, at the Company's executive offices located at 95 Enterprise, Aliso Viejo, California 92656-2605. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign and return the enclosed proxy card to ensure your participation.


                                           By order of the Board of Directors,


                                           JAMES  E.  BUNCHER
                                           President and Chief Executive Officer


April  23,  2001




YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED
STATES HAS BEEN PROVIDED FOR YOUR USE. RETURNING THE ENCLOSED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING.

                       SAFEGUARD HEALTH ENTERPRISES, INC.
                                  95 ENTERPRISE
                       ALISO VIEJO, CALIFORNIA 92656-2605

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 23, 2001
                                AT 4:00 P.M. PDT


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SafeGuard Health Enterprises, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders, to be held on May 23, 2001 at 4:00 p.m., Pacific Daylight Time, at the Company's principal executive offices, located at 95 Enterprise, Aliso Viejo, California 92656-2605, and any and all adjournments thereof (the "Annual Meeting"). The purpose of the Annual Meeting and the matters to be voted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed form of proxy are first being mailed to all stockholders of the Company on or about April 23, 2001.

The Board of Directors urges you to complete, sign, date and return the enclosed proxy card in the accompanying envelope. If your shares are held in the name of a bank, broker or other nominee, only your bank, broker or nominee as the record holder can vote your shares and only upon your specific instructions. Please contact the person responsible for your account and instruct him or her to vote the enclosed proxy card as soon as possible.

RECORD  DATE;  SHARES  OUTSTANDING;  QUORUM

Only holders of record of the Company's capital stock at the close of business on April 10, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding (a) 4,737,498 shares of Common Stock held by approximately 500 stockholders, including approximately 410 stockholders of record, (b) 80,000 shares of Series A Preferred Stock held of record by eight (8) stockholders, (c) 80,000 shares of Series B Preferred Stock held of record by 20 stockholders, (d) 30,000 shares of Series C Preferred Stock held of record by 17 stockholders, and (e) 110,000 shares of Series D Preferred Stock held of record by four (4) stockholders. Each share of Common Stock is entitled to one (1) vote on all matters to come before the meeting. Each share of Preferred Stock is entitled to one (1) vote for each share of Common Stock into which the Preferred Stock is convertible, currently 100 shares of Common Stock per share of Preferred Stock, on all matters to come before the meeting, with the exception of the election of directors. With respect to the election of directors, the Preferred Stock votes are by classes, and each share of Preferred Stock is entitled to one (1) vote per share.

The holders of shares of Common Stock and Preferred Stock representing a majority of the total number of votes entitled to be cast by all stockholders at the Annual Meeting must be present in person or represented by a proxy at the Annual Meeting in order to have a quorum. Directors will be elected at the Annual Meeting by plurality of the votes of the shares present in person or represented by a proxy at the Annual Meeting and entitled to vote on the election of the respective Directors. Accordingly, the nominees for Director receiving the highest number of affirmative votes cast on the election of respective Directors at the Annual Meeting will be elected as Directors. The affirmative vote of a majority of the votes of Common Stock and Preferred Stock, which are actually present in person or represented by a proxy at the Annual Meeting, is required to approve all other matters to be acted upon at the Annual Meeting. Abstentions will be counted for the purposes of determining the presence or absence of a quorum, but will not be voted. Abstentions will, therefore, have the same effect as votes against any proposal requiring the affirmative vote of a majority of the shares present and entitled to vote thereon. Broker non-votes will be counted only for the purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the matters to be acted upon at the Annual Meeting.

VOTING  OF  PROXIES;  REVOCABILITY  OF  PROXIES

If the accompanying proxy card is properly signed and received by the Company prior to the Annual Meeting and not revoked, it will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, FOR the election of the nominees for Director listed below. Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the

Company (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked, addressed to Corporate Secretary at the principal executive offices of the Company: SafeGuard Health Enterprises, Inc., 95 Enterprise, Aliso Viejo, California, 92656-2605, telephone number (949) 425-4300; facsimile number (949) 425-4586, (ii) signing and delivering a proxy relating to the same shares and bearing a later date than the earlier proxy, or (iii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. If a quorum is not obtained at the Annual Meeting, the Board of Directors expects to adjourn the Annual Meeting in order to permit additional time for soliciting and obtaining additional proxies or votes, and at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original Annual Meeting, except for any proxies which have theretofore effectively been revoked or withdrawn.

SOLICITATION  OF  PROXIES  AND  EXPENSES

The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, the directors, officers and employees of the Company may solicit proxies from stockholders in person or by telephone, telegram, letter or facsimile. These individuals will not receive additional compensation for such solicitation services. The Company will reimburse brokers, fiduciaries, custodians, and other nominees for reasonable out-of-pocket expenses incurred in forwarding proxy solicitation materials to, and obtaining instructions and authorizations relating to such materials from, beneficial owners of the Company's Common Stock.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

                          ____________________________

INTRODUCTION

The Company is incorporated under the laws of the State of Delaware. The Company's Restated Certificate of Incorporation provides that the Company's Board of Directors shall be elected at each annual meeting of stockholders for a one (1) year term and until their respective successors are elected and qualified. There is no cumulative voting in connection with the election of Directors.

The Company's Board of Directors recommends that you vote FOR the election of each of the nominees named below. Shares represented by proxies will be voted FOR the election to the Board of Directors of each of the nominees named below. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director. However, if any nominee is unable or declines to serve, proxies will be voted for any substitute nominee designated by the Board of Directors.

Pursuant to the Company's Bylaws, any stockholder entitled to vote for the election of directors at the Annual Meeting is entitled to nominate a person or persons for election as directors at the Annual Meeting only if written notice of the stockholder's intent to make such nomination was given, either by personal delivery or by United States mail, postage prepaid and addressed to:
Corporate Secretary, SafeGuard Health Enterprises, Inc., 95 Enterprise, Aliso Viejo, California 92656-2605, not later than March 29, 2001. Such notice is required to set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC") if such nominee had been nominated or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if elected. The Company did not receive any stockholder notices regarding any nominations to be made at the Annual Meeting. Accordingly, the Chairman of the Annual Meeting will not acknowledge the nomination of any person made by a stockholder at the Annual Meeting since such nomination would not be in compliance with the foregoing procedure.

The Board of Directors is presently comprised of seven (7) members. All Directors of the Company are elected annually. Pursuant to the Company's Certificate of Incorporation, (a) the holders of the Common Stock are entitled to elect two (2) Directors voting as a separate class, (b) the holders of the Series A Preferred Stock are entitled to elect four (4) Directors voting as a separate class, and (c) the holders of the Series B, C, and D Preferred Stock are entitled to elect one (1) Director voting together as a separate class. The Board of Directors has nominated seven (7) persons for election as Directors at the Annual Meeting, two (2) of whom will be elected by the holders of the Common Stock, four (4) of whom will be elected by the holders of the Series A Preferred Stock, and one (1) of whom will be elected by the holders of the Series B, C, and D Preferred Stock. All of the nominees named below are currently serving as Directors of the Company with terms expiring at the Annual Meeting.

NOMINEES  FOR  ELECTION  BY  HOLDERS  OF  COMMON  STOCK

The names of, and certain information relating to, the two (2) nominees to be elected by the holders of the Common Stock are as follows:

NAME                    AGE            PRINCIPAL POSITION             DIRECTOR SINCE
Steven J. Baileys, DDS   47  Chairman of the Board of Directors                 1982

Ronald I. Brendzel, JD   51  Senior Vice President, General Counsel,            1989
                             Secretary, and Director

NOMINEES  FOR  ELECTION  BY  HOLDERS  OF  SERIES  A  PREFERRED  STOCK

The names of, and certain information relating to, the four (4) nominees to be elected by the holders of the Series A Preferred Stock are as follows:

NAME                  AGE            PRINCIPAL POSITION             DIRECTOR SINCE
James E. Buncher       64  President, Chief Executive Officer, and            2000
                           Director

Dennis L. Gates, CPA   45  Senior Vice President, Chief Financial             2000
                           Officer, and Director

Jack R. Anderson       76  Director(1)                                        2000

Leslie B. Daniels      54  Director(1)                                        2000

____________________________
(1) Member of the Audit Committee, and the Compensation and Stock Option Committee.

NOMINEE  FOR  ELECTION  BY  HOLDERS  OF  SERIES  B,  C,  AND  D  PREFERRED STOCK

The name of, and certain information relating to, the nominee to be elected by the holders of the Series B, C, and D Preferred Stock is as follows:

     NAME                  AGE     PRINCIPAL POSITION     DIRECTOR SINCE

     Stephen J. Blewitt     41     Director               2001

INFORMATION  REGARDING  NOMINEES

Dr. Baileys has been Chairman of the Board of Directors since September 1995 and a Director since 1982. He served as President of the Company from 1981 until March 1997; and Chief Executive Officer from May 1995 to February 2000; and since June 2000, as a consultant to the Company. He was Chief Operating Officer of the Company from 1981 to May 1995. From 1975 until 1981, Dr. Baileys served in a variety of executive and administrative capacities with the Company. Dr. Baileys is licensed to practice dentistry in the State of California. He is a member of the Southern California chapter of the Young Presidents' Organization. Dr. Baileys currently serves on the Board of Directors of KRUG International Corp.

Mr. Buncher has been President and Chief Executive Officer of the Company, and a director of the Company, since March 2000. From July 1998 to February 2000, he was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998. Mr. Buncher was President of the Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997. He served as Chairman, President and Chief Executive Officer of Community Care Network, Inc., a Value Health subsidiary, from August 1992 to September 1997, when Value Health was acquired by a third party. Mr. Buncher currently serves on the board of directors of Horizon Health Corporation and two other non-public health care companies.

Mr. Brendzel has been Senior Vice President, General Counsel, Secretary and a director of the Company since 1989. He was also Chief Financial Officer from April 1988 to May 1996, Vice President, Corporate Development from August 1980 until April 1986, and held various executive and administrative positions from 1978 until 1980. Mr. Brendzel is a member of the California State Bar and is licensed to practice law in the state of California. From 1987 until 2000, he was a member of the Knox-Keene Health Care Service Plan Advisory Committee, which assisted the California Department of Corporations, the predecessor to the California Department of Managed Health Care in regulating managed care health plans. Mr. Brendzel is also a former member of the Texas Health Maintenance Organization Solvency Surveillance Committee, which assists the Texas Department of Insurance in regulating health maintenance organizations. Mr. Brendzel is the brother-in-law of Dr. Baileys.

Mr. Gates has been Senior Vice President and Chief Financial Officer since November 1999, and has been a director of the Company since March 2000. From June 1995 to February 1999, he served as Chief Financial Officer, then
Treasurer, of Sheridan Healthcare, Inc., a physician practice management company. From June 1994 to May 1995, he served as Vice President-Finance of the California Health Plan Division of FHP International, Inc. From November 1988 to June 1994, he served as Vice President-Finance, Secretary and Treasurer of TakeCare, Inc., a health maintenance organization company.

Mr. Anderson has been a Director of the Company since March 2000. He has been President of Calver Corporation, a health care consulting and investment firm, and a private investor, since 1982. Mr. Anderson currently serves on the board of directors of Horizon Health Corporation.

Mr. Blewitt has been a director of the company as of January 2001. Mr. Blewitt is Managing Director in the Bond and Corporate Finance Group of John Hancock Life Insurance Company, a subsidiary of John Hancock Financial Services, Inc and has been employed by John Hancock since 1982. Mr. Blewitt is also Co-President and Portfolio Manager of Hancock Mezzanine Investments LLC, the General Partner of Hancock Mezzanine Partners, LP, a fund that invests primarily in mezzanine debt securities. Mr. Blewitt received his bachelor's degree in Economics from the University of Chicago and his master's degree from Boston University
Graduate School of Management. Mr. Blewitt is currently a director of John Hancock Capital Growth Management, Inc., Learning Curve International, and Medical Resources, Inc.

Mr. Daniels has been a director of the Company since March 2000. He was a founder of CAI Partners, an investment management firm, in 1989 and has been a principal of that entity and its related investment fund vehicles since then. Mr. Daniels has substantial experience investing as a principal in the health care industry. Over the last 20 years, Mr. Daniels has invested in numerous start-up, venture capital and buyout transactions in various sectors across the health care spectrum, including health maintenance organizations, hospitals, nursing homes, cancer treatment centers, psychiatric and substance abuse services, generic drugs, pre-clinical and clinical contract research organizations and pharmacy benefit companies. Mr. Daniels is currently a director of Pharmakinetics Laboratories, Inc. and MIST Inc. He is a past
Chairman of Zenith Laboratories, Inc. and has been a director of Ivax Corp., CompreCare, Inc. and MIM Corp.

SHARES REPRESENTED BY THE ACCOMPANYING PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE EXCEPT TO THE EXTENT AUTHORITY TO VOTE FOR ONE (1) OR MORE NOMINEES IS WITHHELD. AS INDICATED IN THE PROXY CARD,
STOCKHOLDERS MAY (I) VOTE FOR THE ENTIRE SLATE OF NOMINEES ON WHOM THEY ARE ENTITLED TO VOTE, (II) WITHHOLD AUTHORITY TO VOTE FOR THE ENTIRE SLATE OF NOMINEES ON WHOM THEY ARE ENTITLED TO VOTE, OR (III) BY WRITING THE NAME OF ONE
(1) OR MORE NOMINEES IN THE SPACE PROVIDED ON THE PROXY CARD, WITHHOLD AUTHORITY TO VOTE FOR SUCH SPECIFIED NOMINEE OR NOMINEES ON WHOM THEY ARE ENTITLED TO VOTE.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors conducted nine (9) meetings during fiscal year 2000. All of the persons who were directors of the Company during fiscal year 2000, and who are currently directors of the Company, attended at least seventy-five percent (75%) of the aggregate of: (i) the total number of meetings of the Board of Directors during fiscal year 2000, and (ii) the total number of meetings held by the committee on which they served during fiscal year 2000.

Audit Committee. The Audit Committee is currently composed of Mr. Anderson and Mr. Daniels, and is chaired by Mr. Daniels. All members of the Audit Committee are non-employee directors of the Company. The Audit Committee met three (3) times during fiscal year 2000. The functions performed by the Audit Committee included recommendations to the Board of Directors regarding the selection of independent accountants to serve the Company for the ensuing year, and reviewed with the independent accountants and management the general scope and results of the Company's annual audit, the fees charged by the independent accountants, and various matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's independent accountants and for recommending the engagement or discharge of the Company's independent accountants. The Board of Directors has not yet adopted a written charter for the Audit Committee.

Compensation and Stock Option Committee. The Compensation and Stock Option Committee is currently composed of Mr. Anderson and Mr. Daniels, and is chaired by Mr. Anderson. All members of this Committee are non-employee directors of the Company. The Committee met nine (9) times during fiscal year 2000. The Committee is responsible for reviewing the performance of the officers of the Company and establishing the annual compensation for all officers, including salary, bonuses and perquisites, and is also responsible for making stock option grants under the Company's Employee Stock Option Plan.

The  Board  of  Directors  does  not  currently  have  a  nominating  committee.

COMPENSATION  OF  DIRECTORS

Directors who were not otherwise employed by the Company were not paid any fees during fiscal year 2000. The Board of Directors has determined that there will be no compensation paid to non-employee directors during fiscal year 2001 and thereafter, until that policy is changed in the future by the Board, and that there will be no automatic stock option grant pursuant to the Company's non-employee Automatic Option Grant program for non-employee Directors during fiscal year 2001 and thereafter, until that policy is changed in the future by the Board. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors.

                              CERTAIN TRANSACTIONS

On March 1, 2000, the Company entered into a Term Sheet Agreement (the "Recapitalization Agreement") with CAI Partners and Company II, L.P., CAI Capital Partners and Company II, L.P. (collectively "CAI"), Jack R. Anderson ("Anderson"), Silicon Valley Bank (the "Bank"), John Hancock Life Insurance Company and other holders of senior notes of the Company (collectively, "Hancock"), and the Baileys Family Trust ("Baileys"), (the "Investors" and individually "Investor").

Pursuant to the Recapitalization Agreement, CAI, Anderson and Baileys collectively loaned the Company an aggregate of $8 million dollars (the "Loan"). Subject to certain conditions, the Loan was convertible into 80,000 shares of Series A Convertible Preferred Stock. Also pursuant to the Recapitalization Agreement and subject to certain conditions, the Bank and Hancock agreed not to demand or accept any payments or take any enforcement action with respect to indebtedness owed to the Bank and Hancock notwithstanding certain defaults by the Company thereunder until April 30, 2001. In addition, subject to certain conditions, the Bank and Hancock agreed to convert all the indebtedness owed to the Bank and Hancock, respectively, into an aggregate of 80,000 shares of Series

B Preferred Stock, 30,000 shares of Series C Preferred Stock, and 110,000 shares of Series D Preferred Stock. In connection with the Recapitalization Agreement, the Board of Directors of the Company appointed Messrs. Anderson, Buncher, and Daniels to the Board of Directors in March 2000.

In June 2000, certain of the Investors and certain other investors, including other officers and directors of the Company, entered into a Loan Document Purchase and Assignment Agreement with the Bank providing for the purchase of the Bank debt by the Investors for $5,000,000. The Bank debt was purchased subject to the agreements and obligations of the Bank with respect to its indebtedness under the Recapitalization Agreement.

As of January 31, 2001, the transactions contemplated by the Recapitalization Agreement were consummated. The shares of Preferred Stock were issued in consideration of the cancellation of the Loan and all indebtedness owed by the Company to the Bank and Hancock. The indebtedness owed to the Investors, the Bank and Hancock as of January 31, 2001, was approximately $53,000,000.

As of January 31, 2001, Mr. Blewitt was appointed to the Board of Directors pursuant to the provisions of the Recapitalization Agreement. Additionally, in connection with the consummation of the transactions contemplated by the Recapitalization Agreement, the Company and the Investors entered into an Agreement Among Stockholders which, among other items, provides that the Investors will vote their shares of capital stock of the Company to maintain the size of the Board of Directors of the Company at seven (7) members and also contains provisions requiring the Investors to sell their shares of capital stock in the Company under certain conditions applicable to an acquisition of all outstanding shares of capital stock of the Company by a third party. In addition, as of January 31, 2001, the Company entered into a Registration Rights Agreement with the Investors pursuant to which it granted certain registration rights to the Investors applicable to all shares of Common Stock owned by the Investors and into which Preferred Stock owned by the Investors is convertible.

The rights and preferences of the Preferred Stock issued pursuant to the Recapitalization Agreement are identical except for the respective priority of the liquidation preference of each series of Preferred Stock and the class voting rights with respect to the election of directors described above. The Preferred Stock otherwise has the following rights, preferences and limitations:

     a)   A  liquidation  preference  of  $100  per  share;

     b) No required or preferential dividends but participation on an as-converted, pro rata basis in any dividends paid on the Common Stock of the Company;

     c) No mandatory redemption at the election of the Investors but subject to redemption at a redemption price of $100 per share by the Company at any time on or after ten (10) years after the original date of issuance; and

     d) Convertible at any time into shares of Common Stock at a conversion price of $1.00 per share, resulting in 100 shares of Common Stock per share of Preferred Stock based on the $100 per share liquidation preference, subject to customary anti-dilution adjustments.

The approval of the holders of the Preferred Stock is required for the issuance of any securities having liquidation or other rights senior or superior or equal in any respect to the rights of the Preferred Stock.

The above description of the transactions consummated pursuant to the Recapitalization Agreement are qualified by reference to the provisions of the Recapitalization Agreement, filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC as of March 1, 2000, and the other agreements executed pursuant to the Recapitalization Agreement, filed as exhibits to the Company's Current Report on Form 8-K, filed with the SEC as of March 6, 2001, all of which are hereby incorporated by reference herein as if set forth in full.

INTEREST  OF  CERTAIN  PERSONS/CHANGE  OF  CONTROL

As a result of the consummation of the transactions contemplated by the Recapitalization Agreement, CAI, Hancock, Baileys, and Messrs. Anderson, Baileys, Brendzel, Buncher, and Gates acquired shares of Preferred Stock of the Company. Immediately prior to the consummation of the Recapitalization
Transaction,  and  as  of  April  10,  2001, the Company had 4,737,498 shares of

Common Stock outstanding. The Preferred Stock issued pursuant to the Recapitalization Agreement is convertible into 30 million shares of Common Stock of the Company, and as such represents approximately 86.4% of the outstanding voting securities of the Company. The outstanding Common Stock of the Company was reduced to approximately 13.6% of the outstanding voting securities of the Company by virtue of the issuance of the Preferred Stock. As a result, the issuance of the Preferred Stock caused a change of control of the Company. Certain of the Investors acquired beneficial ownership of a substantial amount of the Common Stock of the Company by virtue of the acquisition of Preferred Stock pursuant to the Recapitalization Agreement. The beneficial ownership of Hancock, CAI, Baileys, and Messrs. Anderson, Baileys, Brendzel, Buncher, and Gates is set forth below under "Security Ownership of Management and Principal Stockholders."

The CAI entities, of which Mr. Daniels is an affiliate, and Mr. Anderson collectively own approximately 85.5% of the outstanding shares of the Series A Preferred Stock that has the right to elect a majority, four (4) of the seven
(7)  members  of  the  Board  of  Directors,  voting  as  a  single  class.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned by or paid to each person that served as the Chief Executive Officer of the Company in 2000 and the other executive officers named below, (collectively the "Named Executive Officers"). The compensation disclosed is for the three (3) years ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                            LONG-TERM
                                                           COMPENSATION
                                                           ------------
                                                            SECURITIES       ALL
                                                ANNUAL      UNDERLYING      OTHER
                                            COMPENSATION(1) OPTIONS     COMPENSATION
                                            --------------- ----------  ------------
   NAME             PRINCIPAL POSITION      YEAR   SALARY
------------------  ----------------------  ----  --------
James E. Buncher    President and Chief     2000  $187,500     600,000  $        --
                    Executive Officer(2)    1999        --          --           --
                                            1998        --          --           --

Steven J. Baileys   Chairman(3)             2000   166,667     200,000           --
                                            1999   400,000          --        1,260
                                            1998   400,000      70,000        1,260

Dennis L. Gates     Senior Vice President   2000   203,750     375,000           --
                    and Chief Financial     1999    34,833      50,000           --
                    Officer(4)              1998        --          --           --

Ronald I. Brendzel  Senior Vice President,  2000   185,000     120,000
                    General Counsel and     1999   185,000          --          900
                    Secretary               1998   185,000       5,000          900

Kenneth E. Keating  Vice President, Sales   2000   170,654     120,000           --
                    and Marketing(5)        1999   150,000          --           --
                                            1998   150,000       5,000           --

Carlos Ferrera      Vice President,         2000   160,763     120,000           --
                    Operations(6)           1999   140,000          --           --
                                            1998   142,885       5,000           --

____________________________
(1) No bonuses were paid to the Named Executive Officers with respect to the 1998, 1999, and 2000 fiscal years.
(2) Mr. Buncher joined the Company as President and Chief Executive Officer in March 2000.
(3) Dr. Baileys served as the Chief Executive Officer of the Company until March 1, 2000. He continued as an employee of the Company until June 1, 2000, when he became a consultant to the Company at an annual rate of $200,000 for a two (2) year period through May 31, 2002. In connection therewith, Dr. Baileys also received non-statutory options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $1.00 per share, which options vest at the expiration of his consulting agreement and must be exercised not later than one (1) year thereafter or one (1) year after he ceases to be a Director of the Company, whichever occurs last.
(4)  Mr.  Gates  joined  the  Company  in  November  1999.
(5) Mr. Keating became Vice President, Sales and Marketing in February 2000. Prior thereto he was Western Regional Vice President.
(6) Mr. Ferrera became Vice President, Operations in November 2000. Prior thereto, he was Vice President, Information Technologies and Operations

EMPLOYMENT  AGREEMENTS  AND  TERMINATION  OF  EMPLOYMENT  ARRANGEMENTS

The Company has employment agreements with Messrs. Buncher, Gates, Brendzel, Keating, and Ferrera that expire on June 30, 2002. The 2001 annual salaries for each of these executives is $245,833, $200,000, $185,000, $180,000, and
$175,000, respectively, in addition to potential performance bonuses described in the Report of Compensation and Stock Option Committee on Executive Compensation. The Company may terminate any of the agreements for cause without further compensation responsibility to the employee, or without cause by paying the employee an amount as described below. Each executive may terminate his employment agreement for any reason. In the event that more than fifty percent (50%) of the Company's outstanding Common Stock is purchased by an entity that is not an existing stockholder, or the current holders of the Company's Common Stock have their current interests in the Company's Common Stock reduced to below 50% of the total number of shares of Common Stock outstanding, and there is a substantial diminution of the employee's authority or job responsibilities, then the executive, at his option, may terminate his employment with the Company. In such event, or if the Company terminates the employment agreement without cause, the Company is obligated to pay the executive an amount equal to the employee's current annual salary, or the amount due through the end of the employment agreement, whichever is less, but in no event less than six (6) months of the employee's compensation rate then in effect.

STOCK  OPTION  GRANTS

Stock options granted to the Named Executive Officers during the year ended December 31, 2000, were as follows.

                            OPTION GRANTS IN LAST FISCAL YEAR

                  INDIVIDUAL STOCK OPTION GRANTS
-----------------------------------------------------------------
                    NUMBER OF   % OF TOTAL                       POTENTIAL REALIZABLE VALUE AT
                      SHARES     OPTIONS                           ASSUMED ANNUAL RATES OF
                    UNDERLYING  GRANTED TO    EXERCISE            STOCK PRICE APPRECIATION FOR
                     OPTIONS    EMPLOYEES    PRICE PER  EXPIRATION      OPTION TERM(3)
                                                                    --------------------
NAME                 GRANTED     IN 2000      SHARE(1)    DATE(2)       5%         10%
------------------  ----------  ----------  ----------  ----------  ---------  ---------
James E. Buncher       600,000        28.8  $     1.00      3-1-10  $281,537   $752,945
Steven J. Baileys      200,000         9.6        1.00     5-31-03    93,846    250,982
Dennis L. Gates        375,000        18.0        1.00      3-1-10   175,961    470,591
Ronald I. Brendzel     120,000         5.8        1.00      3-1-10    56,307    150,589
Kenneth E. Keating     120,000         5.8        1.00      3-1-10    56,307    150,589
Carlos Ferrera         120,000         5.8        1.00      3-1-10    56,307    150,589

____________________________
(1) The exercise price per share of the options was equal to or in excess of the reported market price of the Common Stock on the date of grant. Subject to the terms of the applicable Option Agreement, the exercise price may be paid in cash or in shares of Common Stock owned by the Optionee, or by a combination of the foregoing.
(2) Of the options granted to Messrs. Buncher and Gates, options for 100,000 shares each per year vest and become exercisable on March 1, 2001and on March 1, 2002. All other options vest and become exercisable in three equal annual installments. Exerciseability of the options may be accelerated in the event of a commencement of a tender offer for shares of the Company, the signing of an agreement for certain mergers or consolidations involving the Company, the sale of all or substantially all of the assets of the Company, a change of control, or certain other extraordinary corporate transactions. The options are subject to early termination in the event of the Optionee's termination of employment or cessation of service with the Company.
(3) There is no assurance that the actual stock appreciation over the remaining term of the options will be at the assumed five percent (5%) or ten percent (10%) levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AT FISCAL YEAR-END

No stock options were exercised by any of the Named Executive Officers during the year ended December 31, 2000. Stock options held by the Named Executive Officers at December 31, 2000 are shown in the following table. There were no stock appreciation rights outstanding as of December 31, 2000.

                                OPTION VALUES AT 2000 FISCAL YEAR END

                   STOCK OPTIONS EXERCISED
                   -----------------------     NUMBER OF  SECURITIES        VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                       SHARES               OPTIONS AT FISCAL YEAR-END     AT  FISCAL  YEAR-END(1)
                      ACQUIRED    VALUE     --------------------------  ----------------------------
NAME                ON EXERCISE  REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
------------------  -----------  ---------  -----------  -------------  ------------  --------------
James E. Buncher             --  $      --            0        600,000  $         --  $           --
Steven J. Baileys            --         --            0        200,000            --              --
Dennis L. Gates              --         --       16,667        408,333            --              --
Ronald I. Brendzel           --         --       43,333        121,667            --              --
Kenneth E. Keating           --         --       13,333        121,667            --              --
Carlos Ferrera               --         --        8,333        121,667            --              --

____________________________
(1) None of the stock options held by the Named Executive Officers had an exercise price that was less than the market price of the Common Stock on December 31, 2000.

REPORT  OF  COMPENSATION  AND  STOCK  OPTION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation  Philosophy.

The Compensation and Stock Option Committee of the Board of Directors of the Company (the "Committee") currently consists of two (2) independent directors who are neither employees nor officers of the Company. During fiscal year 2000, the Committee consisted of Jack R. Anderson, Chairman and Leslie B. Daniels. The Committee reviews the Company's executive compensation program and policies, determines the compensation of the Company's Chief Executive Officer ("CEO"), and reviews and approves the CEO's recommendations for the compensation of the other senior executive officers of the Company. The information contained herein relates to fiscal year 2000.

The Committee's philosophy regarding compensation of the Company's senior management is to link rewards to financial and operational performance, to encourage creation of stockholder value and to achieve the Company's strategic goals and objectives. Through its executive compensation policies, the Committee seeks to attract, retain and motivate highly qualified executives who will contribute to the Company's success. Thus, the Committee believes the Company's compensation arrangements must remain competitive with those offered by other companies of similar size and scope of operations, including other publicly and privately-held managed dental health care organizations.

To achieve the goals described herein, the Committee has developed an executive compensation program consisting of three (3) primary components which, taken together, constitute a flexible and balanced method of establishing total compensation for senior management. These components are: (i) base salary which reflects individual performance and contribution to the Company; (ii) defined annual bonus awards payable in cash and tied to the Company's achievement of financial targets and each individual's performance goals and objectives; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the Executive Officers and other key employees and the Company's stockholders. The Committee makes option grants to Executive Officers and other key employees of the Company under the Employee Stock Option Plan.

Cash  Based  Compensation.

Salary. Consistent with the Company's position, the Committee's approach to base compensation is to offer competitive salaries in comparison with market practices. Salary decisions are based on an annual review with the CEO, considering the decision-making responsibilities of each position and the experience, work performance, and team-building skills of position incumbents. The Committee determined that the salary of two (2) of the other most highly compensated individuals would remain unchanged for fiscal year 2000. The salary for the CEO who began his employment with the Company as of March 1, 2000 was established in accordance with the policy for CEO compensation set forth elsewhere in this Report. The salary for Mr. Keating and Mr. Ferrera were increased in 2000 due to changes in each of their responsibilities with the Company.

The cash salary of each of the other Executive Officers is determined by the individual's performance and past and potential contributions to the Company. The Committee also believes that the Company's use of the Employee Stock Option Plan as the main supplement to base salary, results in the compensation of its Executive Officers and other key employees being related to the Company's performance.

The Committee did not provide for any qualifying compensation to be paid to any Executive Officer for deductibility under Section 162(m) of the Internal Revenue Code for 2000 and through the date of this Proxy Statement. The Committee has not provided for such qualifying compensation and does not intend to provide for such qualifying compensation to its Executive Officers in the foreseeable future.

Bonuses. The Committee has authorized a bonus compensation program for each of the Named Executive Officers. Bonuses are based upon the overall achievement in increasing the Company's revenue, its level of cash flow and profitability, and an assessment by the CEO of an individual's achievement of specific goals and objectives tied to such person's job responsibilities with the Company, and provides for additional compensation based upon an amount designed to yield a bonus of between zero and sixty percent (60%) of an Executive Officer's base annual salary. In 2000, the Committee did not authorize any bonus to be paid to any Executive Officer. For fiscal year 2001, the Committee has authorized the payment of bonuses to Executive Officers tied to the overall financial performance of the Company and to each individual's job performance.

Equity  Based  Compensation.

The Named Executive Officers have, from time to time, received option grants under the Employee Stock Option Plan of the Company. The purpose of the Plan is to provide such individuals with additional incentives to maximize stockholder value. The Plan also utilizes vesting periods to encourage key employees to continue in the employ of the Company. The size of the option grant to each Named Executive Officer is set at a level which is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, and job responsibilities. In 2000, the Committee granted stock options to the various Named Executive Officers as set forth herein.

Chief  Executive  Officer  Compensation.

The process of determining the compensation for the Company's CEO and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the executive officers of the Company. The Committee considers both the Company's overall performance and the CEO's individual performance. Bonuses for the CEO are based upon the overall achievements in increasing the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"). In 2000, the Company did not pay the CEO a bonus. Mr. Buncher's salary in 2000 was determined based on an analysis of salaries paid by peer companies and on his knowledge and experience in the health care industry, and individual performance. A bonus plan was also established for Mr. Buncher for calendar year 2001 that is based upon the overall achievement of increasing the Company's EBITDA.

The Compensation and Stock Option Committee comprised of the following members of the Board of Directors of the Company have furnished this Report as of December 31, 2000.

                                                Respectfully  submitted,

                                                Jack  R.  Anderson,  Chairman
                                                Leslie  B.  Daniels

PERFORMANCE  GRAPH

The following graph compares the total cumulative stockholder return for the Company in common stock with: (i) the cumulative total return of the NASDAQ market index; and (ii) the cumulative total return of the National Association of Securities Dealers Health Services Industry Index, over the five (5) year period from January 1, 1996 through December 31, 2000. The comparison assumes $100 was invested January 1, 1996 in each of (i) the Common Stock of the Company, (ii) shares comprising the NASDAQ Index, and (iii) shares comprising the Health Services Industry Index.


                               [GRAPHIC  OMITTED]


The foregoing graph shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Set forth below is certain information with respect to the beneficial ownership of Common Stock of the Company as of April 10, 2001, by: (i) each person who, to the knowledge of the Company based on statements filed as of April 10, 2001, with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, beneficially owns more than five percent (5%) of the outstanding shares of Common Stock and/or shares of Preferred Stock which is convertible into shares of Common Stock; (ii) each Director, which includes nominees for Director, of the Company; (iii) each Named Executive Officer; and
(iv) all Directors and Named Executive Officers of the Company as a group. Except as indicated below, to the Company's knowledge, each person named has sole voting and investment power with respect to the shares shown as beneficially  owned  by  such  person.

                                                   SHARES BENEFICIALLY OWNED

NAME                                                 NUMBER    PERCENTAGE(1)
-------------------------------------------------  ----------  -------------
John Hancock Life Insurance Company and Affiliates (2)  15,000,000         43.2
CAI Capital Partners and Company and Affiliates (3)      8,467,244         24.4
Leslie B. Daniels(4)                                        37,155            *
Jack R. Anderson(5)                                      3,167,615          9.1
Steven J. Baileys(6)                                     2,711,267          7.8
The Burton Partnership(7)                                2,199,185          6.3
James E. Buncher(8)                                        460,333          1.3
Ronald I. Brendzel(9)                                      296,573            *
Dennis L. Gates(10)                                        275,000            *
Kenneth E. Keating(11)                                      55,000            *
Carlos Ferrera1(12)                                         50,000            *
Stephen J. Blewitt(2)                                           --            *

All Directors and Officers as a group (9 persons)       30,483,032         86.3
All Principal Stockholders in total                     32,682,217         92.5

*  Indicates less than one percent (1%).


                                       11

____________________________
(1) For purposes of computing all the percentages, the total outstanding shares was 34,737,498, which total includes all the shares of Common Stock into which all outstanding shares of Preferred Stock are convertible. For purposes of computing the percentage for each individual, the total shares outstanding includes the shares of Common Stock issuable to that person pursuant to stock options that are exercisable within 60 days of April 10, 2001. For purposes of computing the percentage for all Directors and Officers as a group, and the percentage for all Principal Stockholders in total, the total shares outstanding includes all the shares of Common Stock into which all outstanding shares of Preferred Stock are convertible and all the shares of Common Stock issuable pursuant to the exercise of stock options that are included in the above tables.
(2) Mr. Blewitt is employed by John Hancock Life Insurance Company. John Hancock and its affiliates and accounts managed thereby have beneficial ownership of 15,000,000 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock, as to which Mr. Blewitt disclaims beneficial ownership. The address of Mr. Blewitt and John Hancock Life Insurance Company is John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117.
(3) Includes 37,155 shares of Common Stock owned directly by Mr. Daniels, 2,780,796 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock owned by CAI Partners & Company II, Limited Partnership, and 5,649,293 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock owned by CAI Capital Partners & Company II, Limited Partnership (collectively "CAI"). Mr. Daniels is a principal of both entities. The address of Mr. Daniels and CAI is 767 Fifth Avenue, Fifth Floor, New York, New York 10153.
(4) Includes 37,155 shares of Common Stock owned directly by Mr. Daniels. Does not include 2,780,796 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock owned by CAI Partners & Company II, Limited Partnership, and 5,649,293 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock owned by CAI Capital Partners & Company II, Limited Partnership (collectively "CAI"). Mr. Daniels is a principal of both entities. The address of Mr. Daniels is 767 Fifth Avenue, Fifth Floor, New York, New York 10153.
(5) Includes 1,802,885 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock, and 183,000 shares of Common Stock held by Mr. Anderson. Also includes 1,081,730 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock, and 100,000 shares of Common Stock owned by Mr. Anderson's spouse as separate property, as to which Mr. Anderson disclaims beneficial ownership. The address of Mr. Anderson is 16475 Dallas Parkway, Suite 735, Addison, Texas 77001.
(6) Includes 645,000 shares of Common Stock held by Dr. Baileys directly, 912,500 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock held by the Baileys Family Trust and affiliated Trusts for the benefit of various relatives of Dr. Baileys, 700,767 shares of Common Stock owned by the Baileys Family Trust, 303,000 shares of Common Stock held in various trusts for the benefit of various relatives of Dr. Baileys, as to all of which Dr. Baileys is trustee and for which Dr. Baileys has sole power to vote the securities, and 150,000 shares of Common Stock held by the Alvin and Geraldine Baileys Foundation, for which Dr.
     Baileys is an officer and director and for which Dr. Baileys has shared power to vote the securities. Dr. Baileys disclaims beneficial ownership of any of the shares in the trusts and the foundation referenced above. The address of Dr. Baileys is 95 Enterprise, Aliso Viejo, California 92656-2605.
(7) Includes 130,325 shares of Common Stock, and 419,470 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock owned by the Burton Partnership, Limited Partnership ("BPLP"), and 390,975 shares of Common Stock, and 1,258,415 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock owned by the Burton Partnership
     (QP), Limited Partnership ("QP"). Mr. Donald W. Burton is a principal of both entities. The address of Mr. Burton, BPLP, and QP is PO Box 4643, Jackson, Wyoming 83001.
(8) Includes 200,000 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock, and options to purchase 233,000 shares of Common Stock.
(9) Includes 100,000 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock, and options to purchase 85,000 shares of Common Stock.
(10) Includes 100,000 shares of Common Stock issuable upon conversion of shares of convertible Preferred Stock, and options to purchase 175,000 shares of Common Stock.
(11) Includes  options  to  purchase  50,000  shares  of  Common  Stock.
(12) Represents  options  to  purchase  50,000  shares  of  Common  Stock.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and persons who own more than ten percent (10%) of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent (10%) beneficial stockholders were satisfied.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors selected the independent accounting firm of Deloitte & Touche LLP ("Deloitte"), to audit the financial statements of the Company for the fiscal year ending December 31, 2000. Deloitte has served as the independent accountants for the Company for more than five (5) years. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

AUDIT  FEES

The aggregate fees billed by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $198,925.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

No fees were billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL  OTHER  FEES

The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were $275,885.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

REPORT  OF  AUDIT  COMMITTEE

The Audit Committee of the Board of Directors of the Company (the "Audit Committee") currently consists of two (2) independent directors who are neither employees nor officers of the Company. During fiscal year 2000, the Committee consisted of Leslie B. Daniels, Chairman, and Jack R. Anderson. Each member of the Audit Committee satisfies the standards for independence as defined in the National Association of Securities Dealers' listing standards. The Audit
Committee recommends to the Board of Directors the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls, the financial reporting process, and preparation of the consolidated financial statements of the Company. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements for the year ended December 31, 2000 were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed these consolidated financial statements with management and the independent accountants. The Audit Committee further discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and with and without Management present, discussed and reviewed the results of the Independent Auditors Examination of these financial statements.

The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants any relationship that may impact that firm's objectivity and independence, and satisfied itself as to the Auditors independence.

Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the SEC.

                                                Respectfully  submitted,

                                                Leslie  B.  Daniels,  Chairman
                                                Jack  R.  Anderson

                            PROPOSALS BY STOCKHOLDERS

A stockholder that intends to present a proposal at the next annual meeting of the Company's stockholders and desires the proposal to be included in the Company's proxy statement and form of proxy relating to that meeting must deliver or mail a notice of such proposal to the Company at its principal executive offices on a timely basis. In order to be timely, such notice must be received by the Company at its executive offices no later than January 4, 2002, to be included in the Company's proxy statement and form of proxy for that meeting. If the stockholder's notice is not timely made, the proposal will not be properly brought before the Annual Meeting and the Company may exercise discretionary voting with respect to such stockholder proposal pursuant to authority conferred by proxies to be solicited by the Company's Board of Directors and delivered to the Company in connection with such meeting. In order to make nominations for the election of the Board of Directors at the next Annual Meeting, a stockholder must provide written notice containing the information described above not later than March 23, 2002. If such notice is not timely given, a nomination made at the meeting will not be recognized.

                                  ANNUAL REPORT

The Company's Annual Report to Stockholders, which contains audited consolidated financial statements of the Company for the fiscal year ended December 31, 2000, is being mailed to stockholders of record with this proxy statement. The Annual Report to Stockholders does not form a part of the proxy solicitation materials. Upon written request of any person who is a record holder of Common Stock or Preferred Stock as of the close of business on April 10, 2001, the Company will provide without charge to such person a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000, as filed with the SEC, excluding exhibits. Any written request must be directed to the following:

                              Corporate Secretary
                              SafeGuard Health Enterprises, Inc.
                              95 Enterprise
                              Aliso Viejo, California 92656-2605
                              Telephone: (949) 425-4300
                              Facsimile: (949) 425-4586

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company was not aware of any other matters that may properly come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. If any other matters shall properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.



                                         RONALD  I.  BRENDZEL
                                         Corporate  Secretary


April  23,  2001
Aliso  Viejo,  California